Exhibit 10.1

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of the 5th day of March, 2021, by and among Pyxis Oncology, Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”.

RECITALS

WHEREAS, certain of the Investors (the “Existing Investors”) hold shares of the Series A Preferred Stock and/or shares of Common Stock issued upon conversion thereof and possess registration rights, information rights, rights of first offer, and other rights pursuant to that certain Investors’ Rights Agreement, dated as of June 28, 2019, by and among the Company and such Existing Investors party thereto (as amended, the “Prior Agreement”)

WHEREAS, the Existing Investors that are a party to this Agreement and the Prior Agreement are collectively holders of at least sixty-six percent (66%) of the then outstanding Registrable Securities (as defined in the Prior Agreement) (voting together as a single class and not as separate series and on an as converted to Common Stock basis) held by the Existing Investors (collectively, the “Requisite Stockholders”), and desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement;

WHEREAS, the Company and certain of the Investors are parties to that certain Series B Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”), under which the Company’s and such Investors’ obligations are conditioned upon the execution and delivery of this Agreement by the Company, such Investors and the Requisite Stockholders; and

WHEREAS, in order to induce the Company and certain of the Investors to enter into the Purchase Agreement and to purchase shares of Series B Preferred Stock thereunder, the parties desire to enter into this Agreement to govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, and to participate in future equity offerings by the Company, and certain other matters as set forth in this Agreement.

NOW, THEREFORE, the Company and the undersigned Requisite Stockholders hereby agree to amend and restate the Prior Agreement in its entirety as set forth herein, and the parties to this Agreement hereby further agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer, director or trustee of such Person, or any venture capital or other investment fund or registered investment company now or hereafter existing that is controlled by one or more general partners,managing members or investment adviser of, or shares the same management company or investment adviser with, such Person.

1.2 “Agent” means Agent Capital Fund I LP and its Affiliates.

1.3 “Arix” means Arix Bioscience Holdings Limited and its Affiliates.

1.4 “Bayer” means Bayer HealthCare LLC and its Affiliates.

1.5 “Board” means the Company’s Board of Directors.

1.6 “BVF” means Biotechnology Value Fund, L.P., Biotechnology Value Fund, II L.P., Biotechnology Value Trading Fund OS, L.P., and their Affiliates.

1.7 “Certificate of Incorporation” means the Company’s Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.

1.8 “Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

1.9 “Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in a business that competes with the Company’s business, but shall not include any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than twenty percent (20)% of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the board of directors of any Competitor. For the avoidance of doubt, neither the Investors nor their Affiliates that are venture capital, private equity, registered investment companies or other investment firms or funds, will be deemed a Competitor for purposes hereof as a result of its investment in other companies. In addition, Pfizer (as hereinafter defined) shall expressly not be deemed a Competitor for purposes hereof.

1.10 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.11 “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.13 “Excluded Registration” means (i) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.14 “FOIA Party” means a Person that, in the reasonable determination of the Board, may be subject to, and thereby required to disclose non-public information furnished by or relating to the Company under, the Freedom of Information Act, 5 U.S.C. 552 (“FOIA”), any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement.

1.15 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.16 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.17 “GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

1.18 “HBM” means HBM Healthcare Investments (Cayman) Ltd. and its Affiliates.

1.19 “Hillhouse” means RTV Holdings Limited.

1.20 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.21 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.22 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.23 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.24 “Janus” means Janus Henderson Capital Funds plc – Janus Henderson Global Life Sciences Fund, Janus Henderson Global Life Sciences Fund and Janus Henderson Biotech Innovation Master Fund Limited (each, together with its (i) permitted transferees and (ii) other entities under management by Janus Capital Management LLC, a “Janus Investor”).

1.25 “Key Employee” means any executive-level employee (including, division director and vice president-level positions) as well as any employee who, either alone or in concert with others, develops, invents, programs, or designs any Company Intellectual Property (as defined in the Purchase Agreement).

1.26 “Longwood” means Longwood Fund IV, L.P. and its Affiliates.

1.27 “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 1,822,822 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

1.28 “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.29 “Perceptive” means Perceptive Life Sciences Master Fund, Ltd.

1.30 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.31 “Pfizer” means Pfizer Ventures (US) LLC and Pfizer Inc. and their respective Affiliates.

1.32 “Preferred Director” means any director of the Company that the holders of record of any series of Preferred Stock are entitled to elect, exclusively and as a separate series, pursuant to the Certificate of Incorporation.

1.33 “Preferred Stock” means shares of the Company’s Series A Preferred Stock and Series B Preferred Stock.

1.34 “RA Capital” means RA Capital Healthcare Fund, L.P. and RA Capital Nexus Fund II, L.P.

1.35 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.

1.36 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.37 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

1.38 “Requisite Preferred Directors” means a majority of the then-serving Preferred Directors, which majority must include a majority of the then-serving Series B Directors.

1.39 “Requisite Series B Investors” means two of the following three Investors: (i) Arix, (ii) Pfizer and (iii) RTW.

1.40 “Ridge back” means Ridgeback Capital Investments LP.

1.41 “RTW” means RTW Investments, LP and its Affiliated funds, including RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd. and RTW Venture Fund Limited.

1.42 “SEC” means the Securities and Exchange Commission.

1.43 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.44 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.45 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.46 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

1.47 “Series B Director” means any director of the Company that the holders of record of Series B Preferred Stock are entitled to elect, exclusively and as a separate series, pursuant to the Certificate of Incorporation.

1.48 “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.001 per share.

1.49 “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.001 per share.

1.50 “Surveyor” means Citadel Multi-Strategy Equities Master Fund Ltd. and is Affiliates.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after the earlier of (i) three (3) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of at least a majority of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to at least a majority of the Registrable Securities then outstanding and held by such Holders having an anticipated aggregate offering price of at least $15,000,000, then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5,000,000, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board (including the Requisite Preferred Directors) it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time period with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than sixty (60) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such sixty (60) day period other than an Excluded Registration.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a)(i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d); provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to Subsection 2.1(c), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Subsection 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable

Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder’s ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be several and not joint, and limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c) For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange

Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration except to the extent such information has been corrected in a subsequent writing prior to or concurrently with the sale of Registrable Securities to the Person asserting the claim.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration and has not been corrected in a subsequent writing prior to or concurrently with the sale of Registrable Securities to the Person asserting the claim; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that (i) would allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to Registrable Securities acquired by any additional Investor that becomes a party to this Agreement in accordance with Subsection 6.9.

2.11 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO (such period not to exceed one hundred eighty (180) days), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for the IPO or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11, shall not apply to transactions (including, without limitation, any swap, hedge or similar agreement or arrangement) or announcements, in each case, relating to securities acquired in the IPO or securities acquired in the open market or other transactions from and after the IPO or that otherwise do not involve or relate to shares of Common Stock owned by a Holder prior to the IPO, shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or the transfer of any shares to any Affiliate of the Holder, provided that such Affiliate agrees to be bound in writing by the restrictions set forth herein, and shall be applicable to the Holders only if all officers and directors are subject to the same restrictions and the Company shall obtain a similar agreement from all stockholders individually, and together with their Affiliates, owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders that are subject to agreements, based on the number of shares subject to such agreements.

2.12 Restrictions on Transfer.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement, SEC Rule 144 or following the IPO, in each case, to be bound by the terms of this Agreement.

(b) Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or, following the IPO, the transfer is made pursuant to SEC Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer, provided that no such notice shall be required in connection if the intended sale, pledge or transfer complies with SEC Rule 144. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a notice, legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation;

(b) such time after consummation of the IPO as SEC Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and

(c) the third anniversary of the IPO.

3. Information and Observer Rights.

3.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor, provided that the Board has not reasonably determined that such Major Investor is a Competitor:

(a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements (the “Annual Financials”) audited and certified by independent public accountants of nationally or regionally recognized standing selected by the Company provided, that, the Annual Financials in respect of the fiscal year ended December 31, 2020 shall be delivered within one hundred eighty (180) days after the end of such fiscal year;

(b) as soon as practicable, but in any event within forty-five (45) days after the end of each quarter (including the fourth quarter) of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c) as soon as practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company, and certified by the chief financial officer or chief executive officer of the Company as being true, complete, and correct;

(d) as soon as practicable, but in any event within thirty (30) days of the end of each month, an unaudited income statement for such month, and an unaudited balance sheet as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(e) as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), approved by the Board (including the Requisite Preferred Directors) and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; and

(f) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request including, without limitation, statements of stockholder equity or copies of minutes of meetings of, or fully executed unanimous written consents of, the Board of Directors; provided, however, that the Company shall not be obligated under this Subsection 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything to the contrary in this Subsection 3.1, the Company shall not be obligated to provide the following information to the Major Investors pursuant to this Subsection 3.1: (i) any materials distributed to, or presented at a meeting of, the Board of Directors (whether formally or informally), (ii) materials prepared for the Company’s Scientific Advisory Board; (iii) any research results, pre-clinical results or clinical results; or (iv) any materials regarding any discussions relating to any financing, collaboration, merger or acquisition involving the Company (provided that the Company shall provide any materials as may be required by law or the Transaction Agreements in order to (x) obtain the requisite consent of the stockholders for any of the foregoing transactions to the extent such consent is required), and (y) to permit the Major Investors to assess the terms of such financing in order to determine whether such Major Investor desires to exercise its rights in accordance with Section 4 hereof).

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2 Inspection. The Company shall permit each Major Investor (provided that the Board has not reasonably determined that such Major Investor is a Competitor), at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3 Observer Rights.

(a) As long as Bayer owns any shares of Preferred Stock (or Common Stock issued upon conversion thereof), the Company shall invite a representative of Bayer to attend all non-executive session meetings of the Board (and of each committee of the Board, if any) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that (i) such representative shall agree to hold in confidence and trust with respect to all information so provided; and (ii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

(b) As long as Agent owns any shares of Preferred Stock (or Common Stock issued upon conversion thereof), the Company shall invite a representative of Agent to attend all non-executive session meetings of the Board (and of each committee of the Board, if any) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that (i) such representative shall agree to hold in confidence and trust with respect to all information so provided; and (ii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

(c) As long as Arix owns any shares of Preferred Stock (or Common Stock issued upon conversion thereof), the Company shall invite a representative of Arix to attend all non-executive session meetings of the Board (and of each committee of the Board, if any) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that (i) such representative shall agree to hold in confidence and trust with respect to all information so provided; and (ii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

(d) As long as a Janus Investor owns any shares of Preferred Stock (or Common Stock issued upon conversion thereof), the Company shall invite a representative of Janus to attend all non-executive session meetings of the Board (and of each committee of the Board, if any) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that (i) such representative shall agree to hold in confidence and trust with respect to all information so provided; and (ii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

(e) As long as RTW owns any shares of Preferred Stock (or Common Stock issued upon conversion thereof), the Company shall invite a representative of RTW to attend all non-executive session meetings of the Board (and of each committee of the Board, if any) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that (i) such representative shall agree to hold in confidence and trust with respect to all information so provided; and (ii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

(f) As long as Perceptive owns any shares of Preferred Stock (or Common Stock issued upon conversion thereof), the Company shall invite a representative of Perceptive to attend all non-executive session meetings of the Board (and of each committee of the Board, if any) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that (i) such representative shall agree to hold in confidence and trust with respect to all information so provided; and (ii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

(g) As long as Hillhouse owns any shares of Preferred Stock (or Common Stock issued upon conversion thereof), the Company shall invite a representative of Hillhouse to attend all non-executive session meetings of the Board (and of each committee of the Board, if any) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that (i) such representative shall agree to hold in confidence and trust with respect to all information so provided; and (ii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

(h) As long as HBM owns any shares of Preferred Stock (or Common Stock issued upon conversion thereof), the Company shall invite a representative of HBM to attend all non-executive session meetings of the Board (and of each committee of the Board, if any) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that (i) such representative shall agree to hold in confidence and trust with respect to all information so provided; and (ii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

(i) As long as RA Capital owns any shares of Preferred Stock (or Common Stock issued upon conversion thereof), the Company shall invite a representative of RA Capital to attend all non-executive session meetings of the Board (and of each committee of the Board, if any) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that (i) such representative shall agree to hold in confidence and trust with respect to all information so provided; and (ii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

(j) As long as BVF owns any shares of Preferred Stock (or Common Stock issued upon conversion thereof), the Company shall invite a representative of BVF to attend all non-executive session meetings of the Board (and of each committee of the Board, if any) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that (i) such representative shall agree to hold in confidence and trust with respect to all information so provided; and (ii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

(k) As long as Ridgeback owns any shares of Preferred Stock (or Common Stock issued upon conversion thereof), the Company shall invite a representative of Ridgeback to attend all non-executive session meetings of the Board (and of each committee of the Board, if any) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that (i) such representative shall agree to hold in confidence and trust with respect to all information so provided; and (ii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

3.4 Termination of Information and Observer Rights. The covenants set forth in Subsection 3.1, Subsection 3.2 and Subsection 3.3 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, as such term is defined in the Certificate of Incorporation, or (ii) upon a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

3.5 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.5 by such Investor), (b) is or has been independently developed or conceived by such Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to such Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to the extent necessary in connection with such Investor’s tax filings, financial and other reporting (including with the SEC) and accounting matters; (iii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Subsection 3.5; (iv) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; (v) to the extent required in connection with any routine or periodic examination or similar process by any regulatory or self-regulatory body or authority not specifically directed at the Company or the confidential information obtained from the Company pursuant to the terms of the Agreement, including, without limitation, quarterly or annual reports; or (vi) as may otherwise be required by law, regulation, rule, court order or subpoena, provided that, with respect to this clause (vi), such Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

4. Rights to Future Stock Issuances.

4.1 Right of First Offer. Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself and (ii) its Affiliates; provided that each such Affiliate (x) is not a Competitor or FOIA Party, unless such party’s purchase of New Securities is otherwise consented to by the Board (including the Requisite Preferred Directors), and (y) agrees to enter into this Agreement and each of the Voting Agreement and Right of First Refusal and Co-Sale Agreement of even date herewith among the Company, the Investors and the other parties named therein, as an “Investor” under each such agreement (provided that any Competitor or FOIA Party shall not be entitled to any rights as a Major Investor under Subsections 3.1, 3.2 and 4.1 hereof.

(a) The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Major Investor (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Major Investor) bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and other Derivative Securities then outstanding). At the expiration of such twenty (20) day period, the Company shall promptly notify each Major Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Major Investors were entitled to subscribe but that were not subscribed for by the Major Investors which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Subsection 4.1.

(d) The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Certificate of Incorporation) and (ii) shares of Common Stock issued in the IPO.

(e) Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of this Subsection 4.1, the Company may elect to give notice to the Major Investors within thirty (30) days after the issuance of New Securities. Such notice shall describe the type, price, and terms of the New Securities. Each Major Investor shall have twenty (20) days from the date notice is given to elect to purchase up to the number of New Securities that would, if purchased by such Major Investor, maintain such Major Investor’s percentage-ownership position, calculated as set forth in Subsection 4.1(b) before giving effect to the issuance of such New Securities.

4.2 Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, or (ii) upon a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

5. Additional Covenants.

5.1 Director and Officer Insurance. The Company shall obtain, within sixty (60) days of the date hereof, from financially sound and reputable insurers, Directors and Officers liability insurance in an amount of at least five million ($5,000,000) and on terms and conditions satisfactory to the Board (including all Preferred Directors), and will cause such insurance policy to be maintained until such time as the Board (including all Preferred Directors) determines that such insurance should be discontinued. The Directors and Officers liability insurance policy shall not be cancelable by the Company without prior approval by the Board, including all Preferred Directors. The Company hereby agrees that its Directors and Officers liability insurance policy shall be reviewed and approved prior to an IPO and increased as may be determined by the Board (including the Requisite Preferred Directors).

5.2 Employee Agreements. The Company will cause (i) each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement and (ii) each Key Employee to enter into a one (1) year non-solicitation agreement, substantially in the form approved by the Board (including a majority of the Preferred Directors). In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any material provision of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the consent of the Board, which consent shall include the Requisite Preferred Directors.

5.3 Employee Stock. Unless otherwise approved by the Board (including the Requisite Preferred Directors), all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months, and (ii) a market stand-off provision substantially similar to that in Subsection 2.11. Without the prior approval by the Board (including the Requisite Preferred Directors), the Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part, any stock purchase, stock restriction or option agreement with any existing employee or service provider if such amendment would cause it to be inconsistent with this Subsection 5.3. In addition, unless otherwise approved by the Board (including the Requisite Preferred Directors), the Company (x) shall not offer or allow any acceleration of vesting, and (y) shall retain (and not waive) a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

5.4 Reserved.

5.5 Matters Requiring Preferred Director Approval. So long as the holders of Preferred Stock are entitled to elect a Preferred Director, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board, which approval must include the affirmative vote of the Requisite Preferred Directors:

(a) make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(b) make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board (including the Requisite Preferred Directors);

(c) guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(d) make any investment inconsistent with any investment policy approved by the Board (including the Requisite Preferred Directors);

(e) incur any aggregate indebtedness in excess of $250,000 that is not already included in a budget approved by the Board (including the Requisite Preferred Directors);

(f) otherwise enter into or be a party to any transaction with any director, officer, consultant or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person, including without limitation any “management bonus” or similar plan providing payments to employees in connection with a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, except for transactions made in the ordinary course of business and pursuant to reasonable requirements of the Company’s business and upon fair and reasonable terms that are approved by a majority of the disinterested members of the Board who have no direct economic interest in the transaction and no affiliation (other than representation on the Board) with any entity that (i) is a party to the transaction or (ii) is affiliated with a party to the transaction;

(g) hire, terminate, or change the compensation of the executive officers, including approving any option grants or stock awards to executive officers;

(h) sell, assign, license, pledge, or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business;

(i) enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Company or to the Company of money or assets greater than $500,000; or

(j) change the principal business of the Company, enter new lines of business, or exit the current line of business.

5.6 Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office, the Board shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board. Any Board Committee shall include at least two (2) Preferred Directors, at least one (1) of whom shall be a Series B Director.

5.7 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, its Certificate of Incorporation, or elsewhere, as the case may be.

5.8 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board by the Investors (each an “Investor Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their Affiliates (collectively, the “Investor Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Investor Director are primary and any obligation of the Investor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Investor Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Investor Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Investor Director to the extent legally permitted and as required by the Certificate of Incorporation or Bylaws of the Company (or any agreement between the Company and such Investor Director), without regard to any rights such Investor Director may have against the Investor Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Investor Indemnitors from any and all claims against the Investor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Investor Indemnitors on behalf of any such Investor Director with respect to any claim for which such Investor Director has sought indemnification from the Company shall affect the foregoing and the Investor Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Investor Director against the Company. The Investor Directors and the Investor Indemnitors are intended third-party beneficiaries of this Subsection 5.8 and shall have the right, power and authority to enforce the provisions of this Subsection 5.8 as though they were a party to this Agreement.

5.9 Right to Conduct Activities.

(a) The Company hereby agrees and acknowledges that each of Longwood (together with its Affiliates), Arix (together with its Affiliates), Surveyor (together with its Affiliates), Perceptive (together with its Affiliates), Pfizer (together with its Affiliates), Bayer (together with its Affiliates), the Tekla Funds (as hereinafter defined) (together with their Affiliates), RTW (together with its Affiliates), RA Capital (together with its Affiliates), HBM (together with its Affiliates) and Janus and each Janus Investor (together with its Affiliates) is a professional investment organization or otherwise engages in investment activities in the ordinary course of business, and as such reviews the business plans and related proprietary information of many enterprises, some of which may compete directly or indirectly with the Company’s business (as currently conducted or as currently propose to be conducted). Nothing in this Agreement shall preclude or in any way restrict the Investors from evaluating or purchasing securities, including publicly traded securities, of a particular enterprise, or investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company; and the Company hereby agrees that, to the extent permitted under applicable law, none of Longwood (together with its Affiliates), Arix (together with its Affiliates), Surveyor (together with its Affiliates), Perceptive (together with its

Affiliates), Pfizer (together with its Affiliates), Bayer (together with its Affiliates), the Tekla Funds (together with their Affiliates), RTW (together with its Affiliates), RA Capital (together with its Affiliates), HBM (together with its Affiliates) or Janus and each Janus Investor (together with its Affiliates) shall be liable to the Company for any claim arising out of, or based upon, (i) the investment by such Investor (or its Affiliates) in any entity competitive with the Company, or (ii) actions taken by any partner, officer, employee or other representative of such Investor (or its Affiliates) to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

(b) The Company and each Investor acknowledges and agrees that (i) certain of the Investors (or the Affiliates of such Investors) (each, a “Strategic Investor”) may presently have, or may engage in the future in, internal development programs, or may receive information from third parties that relates to, and may develop and commercialize products independently or in cooperation with such third parties, that are similar to or that are directly or indirectly competitive with, the Company’s development programs, products or services, and (ii) any employee of such Strategic Investor serving on the Board is serving in such capacity at the request, and for the benefit, of the Company. Accordingly, such Strategic Investor’s designation of any individual to the Board (the “Board Designee”), the service of such Board Designee on the Board, or the exercise by such Strategic Investor of any rights under this Agreement or any of the Transaction Agreements (as defined in the Purchase Agreement), shall not in any way preclude or restrict such Strategic Investor from conducting any development program, commercializing any product or service or otherwise engaging in any enterprise, whether or not such development program, product, service or enterprise, competes with those of the Company, so long as such activities do not (i) result in a violation of the confidentiality provisions of this Agreement or any other Transaction Agreement (as defined in the Purchase Agreement) or (ii) violate any applicable fiduciary duties of such Board Designee; provided, that, the Company shall be entitled to (i) withhold from any such Board Designee any board materials or information the disclosure of which the Board determines, in good faith and upon the advice of counsel, would create a conflict of interest, and (ii) exclude any such Board Designee from any board meeting or portion thereof if the Board determines, in good faith and upon the advice of counsel, that the presence of such Board Designee at such board meeting or portion thereof would create a conflict of interest between the Investor appointing such Board Designee and the Company; provided, however, that board materials or information regarding the issuance of New Securities, and meetings (or portions thereof) with respect to the same, will not be deemed to create a conflict of interest for purposes of this Section 5.9.

5.10 Expenses of Counsel. In the event of a transaction which is a Sale of the Company (as defined in the Amended and Restated Voting Agreement of even date herewith among the Investors, the Company and the other parties named therein), the reasonable fees and disbursements, not to exceed $75,000 of one counsel for the Investors (“Investor Counsel”), in their capacities as stockholders, shall be borne and paid by the Company. Unless as otherwise prohibited as set forth herein, at the outset of considering a transaction which, if consummated would constitute a Sale of the Company, the Company shall obtain the ability to share with the Investor Counsel (and such counsel’s clients) and shall share the confidential information (including, without limitation, the initial and all subsequent drafts of memoranda of understanding, letters of intent and other transaction documents and related noncompete, employment, consulting and other compensation agreements and plans) pertaining to and memorializing any of the transactions which, individually or when aggregated with others would constitute the Sale of the Company. The Company shall be obligated to share (and cause the Company’s counsel and investment bankers to share) such materials when distributed to the Company’s executives and/or any one (1) or more of the other parties to such transaction(s). In the event that Investor Counsel deems it appropriate, in its reasonable discretion, to enter into a joint defense (or common interest) agreement or other arrangement to enhance the ability of the parties to protect their communications and other reviewed materials under the attorney client privilege, the Company shall, and shall direct its counsel to, execute and deliver to Investor Counsel and its clients such an agreement in form and substance reasonably acceptable to Investor Counsel, its clients and the Company’s counsel. In the event that one (1) or more of the other party or parties to such transactions require the clients of Investor Counsel to enter into a confidentiality agreement and/or joint defense (or common interest) agreement in order to receive such information, then, subject to the other terms of this Agreement, the Company shall share whatever information can be shared without entry into such agreement and shall, at the same time, in good faith work expeditiously to enable Investor Counsel and its clients to negotiate and enter into the appropriate agreement(s) without undue burden to the clients of Investor Counsel, such agreement(s) to be in form and substance acceptable to each client. Without derogating from any of the foregoing, the Company agrees that copies of any and all materials provide to Investor Counsel shall also be provided to a counsel designated by the Tekla Funds for review, provided that the Tekla Funds shall be responsible for any and all costs (including attorney’s fees) relating to such review by their counsel.

5.11 FCPA. The Company covenants that it shall not (and shall not permit any of its subsidiaries or Affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to) promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, to any third party, including any Non-U.S. Official (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further covenants that it shall (and shall cause each of its subsidiaries and Affiliates to) cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or Affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further covenants that it shall (and shall cause each of its subsidiaries and Affiliates to) maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. Upon request, the Company agrees to provide responsive information and/or certifications concerning its compliance with applicable anti-corruption laws. The Company shall promptly notify each Investor if the Company becomes aware of any Enforcement Action (as defined in the Purchase Agreement). The Company shall, and shall cause any direct or indirect subsidiary or entity controlled by it, whether now in existence or formed in the future, to comply with the FCPA. The Company shall use its best efforts to cause any direct or indirect subsidiary, whether now in existence or formed in the future, to comply in all material respects with all applicable laws.

5.12 Defense Production Act. To the extent that the Company engages in the design, fabrication, development, testing, production or manufacture of critical technologies within the meaning of the DPA (as defined in the Purchase Agreement), whether because of a new categorization of technology by the U.S. government or otherwise, the Company shall promptly provide notice to the Major Investors.

5.13 Termination of Covenants. All of the covenants set forth in this Section 5, except for Subsections 5.7, 5.8 and 5.10, shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO or (ii) upon a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

6. Miscellaneous.

6.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) has obtained the consent of the Board (including the Requisite Preferred Directors), and after such transfer, holds at least 500,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

6.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Notices.

(a) All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 6.5. If notice is given to the Company, a copy shall also be sent to Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, One Marina Park Drive, Suite 900, Boston, MA 02210, Attention: Timothy H. Ehrlich. If notice is given to the Investors, a copy shall also be sent to Goodwin Procter, LLP, 100 Northern Avenue, Boston, MA 02210, Attention: *** (email: ***). Notwithstanding any of the foregoing, with respect to HBM, only a nationally recognized courier service (such as FedEx or DHL) shall be used to effectuate the delivery of any notices pursuant to this Subsection 6.5, and such notice or other communication for purpose of this Agreement shall not be treated as effective or having been given if some other delivery method is utilized; provided, however, that if such notice is being sent internationally, it shall not be deemed defective if such courier does not deliver such notice on the next business day following deposit (provided that such notice shall be deemed delivered on the date of delivery by such courier service), and provided further, that HBM may agree to receive notice in some other manner set forth in this Subsection 6.5 by written election; and a copy (which shall not constitute notice) shall also be sent to Sidley Austin LLP, 1999 Avenue of the Stars, 17th Floor, Los Angeles, California 90067, Attention: ***.

(b) Consent to Electronic Notice. Each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address or the facsimile number set forth below such Investor’s name on Schedule A hereto, as updated from time to time by notice to the Company, or as on the books of the Company. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each Investor agrees to promptly notify the Company of any change in such stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.

6.6 Amendments and Waivers. Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least a majority of the then outstanding Registrable Securities, which majority must include the Requisite Series B Investors (voting together as a single class and not as separate series and on an as converted to Common Stock basis) (the “Requisite Preferred Holders”); provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, (a) this Agreement may not be amended, modified or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, modification, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction), (b) the definition of Bayer, Subsection 3.3(a) and this clause (b) of this Subsection 6.6 may not be amended, modified, terminated or waived without the written consent of Bayer, (c) Subsection 3.3(b) and this clause (c) of this Subsection 6.6 may not be amended, modified, terminated or waived without the written consent of Agent, (d) the definition of Surveyor, the definition of Competitor (as it relates to Surveyor), Subsection 5.9 (as it relates to Surveyor) and this clause (d) of this Subsection 6.6, (e) the definition of Arix, the definition of Competitor (as it relates to Arix), Subsection 3.3(c), Subsection 5.1, Subsection 5.9 (as it relates to Arix) and this clause (e) of this Subsection 6.6 may not be amended, modified, terminated or waived without the written consent of Arix, (f) the definition of Pfizer, the definition of Competitor (as it relates to Pfizer), Subsection 5.1, Subsection 5.9 (as it relates to Pfizer), Subsection 5.11 and this clause (f) of this Subsection 6.6 may not be amended, modified, terminated or waived without the written consent of Pfizer, (g) the definition of Janus, the definition of Competitor (as it relates to Janus), Subsection 3.3(d), Subsection 5.9 (as it relates to Janus) and this clause (g) of this Subsection 6.6 may not be amended, modified, terminated or waived without the written consent of Janus, (h) the definition of RTW, the definition of Competitor (as it relates to RTW), Subsection 3.3(e), Subsection 5.1, Subsection 5.9 (as it relates to RTW) and this clause (h) of this Subsection 6.6 may not be amended, modified, terminated or waived without the written consent of RTW, (i) the definition of BVF, Subsection 3.3(j) and this clause (i) of this Subsection 6.6 may not be amended, modified, terminated or waived without the written consent of BVF, (j) the definition of Hillhouse, Subsection 3.3(g) and this clause (j) of this Subsection 6.6 may not be amended, modified, terminated or waived without the written consent of Hillhouse, (k) the definition of HBM, Subsection 3.3(h), Subsection 5.9 (as it relates to HBM) and this clause (k) of this Subsection 6.6 may not be amended, modified, terminated or waived without the written consent of HBM, (l) the definition of RA Capital, Subsection 3.3(i) and this clause (l) of this Subsection 6.6 may not be amended, modified, terminated or waived without the written consent of RA Capital, (m) the definition of Perceptive, Subsection 3.3(f) and this clause (m) of this Subsection 6.6 may not be amended, modified, terminated or waived without the written consent of Perceptive, (n) Subsection 5.9 (as it relates to the Tekla Funds), Subsection 5.10 (as it relates to the Tekla Funds), Subsection 6.14 and this clause (n) of this Subsection 6.6 may not be amended, modified, terminated or waived without the written consent of the Tekla Funds, (o) the definition of Ridgeback, Subsection 3.3(k) and this clause (o) of this Subsection 6.6 may not be amended, modified, terminated or waived without the written consent of Ridgeback; and (p) in the event any Major Investor (or any of their respective Affiliates) purchases any New Securities in any issuance of New Securities by the Company following an amendment, modification, termination, or waiver of Section 4 (a “Participating Investor”), then each other Major Investor (each, a “Non-Participating Investor”) shall be given the opportunity to participate in such offering and to purchase the same proportion (up to 100%) of such Non-Participating Investor’s pro rata share of the New Securities being offered by the Company in the relevant transaction as is being purchased by the Participating Investor purchasing the largest proportion of such Participating Investor’s pro rata share; provided further that each Non-Participating Investor’s pro rata participation amount shall in no event exceed the amount such Non-Participating Investor would have been entitled to purchase pursuant to Section 4 had such amendment, modification, termination or waiver not have been obtained. This sentence, and Subsection 6.6(p), may not be amended, modified, waived or terminated with respect to any Non-Participating Investor without the prior written consent of such Non-Participating Investor, and the Company may not (x) amend, modify, terminate, or waive any portion of Section 4, or any defined term used therein, if the effect of such amendment, modification, termination or waiver is to deny a Non-Participating Investor the right to participate in a future bona fide financing on the terms set forth in Section 4 and Subsection 6.6(p) (unless any such amendment, modification, termination, or waiver has been consented to in writing by such Non-Participating Investor) or (y) amend or modify Article FOURTH, Section 4.4.1(d) of the Certificate of Incorporation to include any securities not already listed therein as of the date hereof if the effect of such amendment or modification is to permit the Company to issue securities in a bona fide financing without providing each Major Investor the opportunity to purchase its pro rata share of such securities pursuant to the preemptive rights provisions set forth in Section 4 and this Subsection 6.6(p) (unless any such amendment or modification has been consented to in writing by each Major Investor that has not been provided with such opportunity). Notwithstanding the foregoing, Schedule A hereto may be amended by the Company from time to time to add transferees of any Registrable Securities in compliance with the terms of this Agreement without the consent of the other parties, and Schedule A hereto may also be amended by the Company after the date of this Agreement without the consent of the other parties to add information regarding any additional Investor who becomes a party to this Agreement in accordance with Subsection 6.9. The Company shall give prompt notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination, or waiver. Any amendment, modification, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Preferred Stock after the date hereof, whether pursuant to the Purchase Agreement or otherwise, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

6.10 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) together with the Transaction Agreements (as defined in the Purchase Agreement) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

6.11 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Delaware or any court of the State of Delaware having subject matter jurisdiction.

6.12 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.13 Effect on Prior Agreement. Upon the effectiveness of this Agreement, the Prior Agreement shall be superseded and replaced in its entirety by this Agreement and shall be of no further force or effect.

6.14 Tekla Funds. A copy of the Declaration of Trust, as amended and restated, for each of Tekla Healthcare Investors and Tekla Life Sciences Investors (together, the “Tekla Funds”) is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Tekla Funds by an officer or trustee of the Tekla Funds in his or her capacity as an officer or trustee of the Tekla Funds, and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of each of the respective Tekla Funds.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

PYXIS ONCOLOGY, INC.

By:	/s/ Lara Sullivan

Name:	Lara Sullivan
Title:	Chief Executive Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

PFIZER VENTURES (US) LLC

By:	/s/ Barbara Dalton

Name:	Barbara Dalton, Ph.D.
Title:	President

PFIZER INC.

By:	/s/ Barbara Dalton

Name:	Barbara Dalton, Ph.D.
Title:	Vice President

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

LEGOCHEM BIOSCIENCES, INC.

By:	/s/ Yong-Zu Kim

Name:	Yong-Zu Kim
Title:	CEO & President

Address:	8-26 Munpyeongseo-ro Daedeok-gu
Daejeon, 34302, South Korea
E-mail:	***

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

IKVESTOR:

BIOTECHNOLOGY VALUE FUND, L.P.

By:	/s/ Mark Lampert

Name:	Mark Lampert
Title:	Chief Executive Officer BVF I GP LLC, itself General Partner of Biotechnology Value Fund, L.P.

BIOTECHNOLOGY VALUE FUND II, L.P.

By:	/s/ Mark Lampert

Name:	Mark Lampert
Title:	Chief Executive Officer BVF II GP LLC, itself General Partner of Biotechnology Value Fund II, L.P.

BIOTECHNOLOGY VALUE TRADING FUND OS, L.P.

By:	/s/ Mark Lampert

Name:	Mark Lampert
Title:	President BVF Inc., General Partner of BVF Partners L.P., itself sole member of BVF Partners OS Ltd., itself GP of Biotechnology Value Trading Fund OS, L.P.

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

CORMORANT PRIVATE HEALTHCARE FUND III, LP

By:	Cormorant Private Healthcare GP Ill, LLC

By:	/s/ Bihua Chen
Bihua Chen, Managing Member

CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP

By: Cormorant Global GP, LLC

By:	/s/ Bihua Chen
Bihua Chen, Managing Member

CRMA SPV, L.P.

By: Cormorant Asset Management, LP, Its attorney-in-fact

By:	/s/ Bihua Chen
Bihua Chen, Managing Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

HBM HEALTHCARE INVESTMENTS (CAYMAN) LTD.

By:	/s/ Jean-Marc Lesieur

Name:	Jean-Marc Lesieur
Title:	Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

IPSEN FARMACEUTICA BV

By: Ipsen SA

/s/ François Garnier
Name:	François Garnier
Title:	EVP, General Counsel

By: Ipsen Farmaceutica BV

/s/ Jeroen Murk
Name:	Jeroen Murk
Title:	General Manager, The netherlands

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

JOHN FLAVIN

By:	/s/ John Flavin

Name:	John Flavin

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

JOE MANSUETO

By:	/s/ Joe Mansueto
Name: Joe Mansueto

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

JANUS HENDERSON CAPITAL FUNDS PLC ON BEHALF OF ITS SERIES JANUS HENDERSON GLOBAL LIFE SCIENCES FUND

By: Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker

Name:	Andrew Acker
Title:	Authorized Signatory

JANUS HENDERSON GLOBAL LIFE SCIENCES FUND

By: Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker

Name:	Andrew Acker
Title:	Authorized Signatory

JANUS HENDERSON BIOTECH INNOVATION MASTER FUND LIMITED

By: Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker

Name:	Andrew Acker
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

LAURION CAPITAL

Laurion Capital Master Fund Ltd.

By:	/s/ Daniel Woelfel

Name:	Daniel Woelfel
Title:	Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

LIFESCI VENTURE PARTNERS II, LP

By:	/s/ Paul Yook
Name:	Paul Yook
Title:	Managing Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

LOGOS OPPORTUNITIES FUND II, L.P.

BY: LOGOS OPPORTUNITIES GP, LLC
ITS GENERAL PARTNER

By:	/s/ Graham Walmsley

Name:	Graham Walmsley
Title:	Managing Member

Address:	1 Letterman Drive
Building D, Suite D3-700
San Francisco, CA 94129

By:	/s/ Arsani William

Name:	Arsani William
Title:	Managing Partner

Address:	1 Letterman Drive
Building D, Suite D3-700
San Francisco, CA 94129

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

LONGWOOD FUND IV, L.P.

By: Longwood Fund IV GP, LLC, its General Partner

By:	/s/ John Lawrence

Name:	John Lawrence
Title:	CFO

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

MAROON PARTNERS LLC DEFINED BENEFIT PLAN

By:	/s/ Scott Meadow
Name:	Scott Meadow
Title:	Managing Partner

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

PERCEPTIVE LIFE SCIENCES MASTER FUND, LTD.
By: Perceptive Advisors, LLC

By:	/s/ James H. Mannix
Name:	James H. Mannix
Title:	COO

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

RA CAPITAL NEXUS FUND II, L.P.

By: RA Capital Nexus Fund II GP, LLC
Its: General Partner

By:	/s/ Peter Kolchinsky

Name: Peter Kolchinsky
Title: Manager

Address:	RA Capital Management, L.P. 200 Berkeley Street 18th Floor Boston, MA 02116 Attn: General Counsel

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

RA CAPITAL HEALTHCARE FUND, L.P.

By: RA Capital Healthcare Fund GP, LLC
Its: General Partner

By:	/s/ Peter Kolchinsky

Name: Peter Kolchinsky

Title: Manager

Address:	RA Capital Management, L.P. 200 Berkeley Street 18th Floor Boston, MA 02116 Attn: General Counsel

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

RIDGEBACK CAPITAL INVESTMENTS LP

By: RIDGEBACK CAPITAL MANAGEMENT LLC its Fund Manager:

By:	/s/ Christian Sheldon
Christian Sheldon / COO

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

RTW MASTER FUND, LTD.

By:	/s/ Roderick Wong
Name: Roderick Wong, M.D.
Title: Director

RTW INNOVATION MASTER FUND, LTD.

By:	/s/ Roderick Wong
Name: Roderick Wong, M.D.
Title: Director

RTW VENTURE FUND LIMITED

By: RTW Investments, LP, its Investment Manager

By:	/s/ Roderick Wong
Name: Roderick Wong, M.D.
Title: Managing Partner

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

SKYDECK HOLDINGS II LLC

BY: SKYDECK LLC, ITS MANAGER

By:	/s/ Tim Parker

Name:	Tim Parker

Title:	Vice President

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

RTV HOLDINGS LIMITED

By:	/s/ Colm O’Connell
Name:	Colm O’Connell
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

SKYDECK HOLDINGS III LLC

BY:	SKYDECK LLC, ITS MANAGER

By:	/s/ Tim Parker
Name:	Tim Parker
Title:	Vice President

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

CITADEL MULTI-STRATEGY EQUITIES MASTER FUND LTD.

By:	Citadel Advisors LLC, its Portfolio manager

By:	/s/ Shellane Mulcahy
Name:	Shellane Mulcahy
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

TEKLA HEALTHCARE INVESTORS*

By:	/s/ Daniel R. Omstead
Name:	Daniel R. Omstead
Title:	President

*

The name Tekla Healthcare Investors is the designation of the Trustees for the time being under an Amended & Restated Declaration of Trust dated April 21, 1987, as amended, and all persons dealing with Tekla Healthcare Investors must look solely to the trust property for the enforcement of any claim against Tekla Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of Tekla Healthcare Investors.

TEKLA LIFE SCIENCES INVESTORS*

By:	/s/ Daniel R. Omstead
Name:	Daniel R. Omstead
Title:	President

*

The name Tekla Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended, and all persons dealing with Tekla Life Sciences Investors must look solely to the trust property for the enforcement of any claim against Tekla Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of Tekla Life Sciences Investors.

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

ACUTA CAPITAL FUND, LP

By: Acuta Capital Partners, LLC
Its: General Partner

By:	/s/ Scott R. Smith

Name:	Scott R. Smith

Title:	Chief Operating Officer

ACUTA OPPORTUNITY FUND, LP

By: Acuta Capital Partners, LLC
Its: General Partner

By:	/s/ Scott R. Smith

Name:	Scott R. Smith

Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

AGENT CAPITAL FUND I LP

BY: AGENT CAPITAL FUND I GP, LLC
ITS: GENERAL PARTNER

By:	/s/ Geeta Vemuri

Name:	Geeta Vemuri

Title:	Managing Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

ARIX BIOSCIENCE HOLDING LIMITED

By:	/s/ Robert Lyne

Name:	Robert Lyne

Title:	Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BAYER HEALTHCARE LLC

By:	/s/ Kelly Gast

Name:	Kelly Gast

Title:	President

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

SCHEDULE A

INVESTORS

Name and Address

Arix Bioscience Holdings Limited

20 Berkeley Square

London W1J 6EQ

United Kingdom

Email: ***

Pfizer Inc.

235 E. 42nd Street

New York, NY 10017

Email: *** with a copy to

***

Pfizer Ventures (US) LLC

235 E. 42nd Street

New York, NY 10017

Email: *** with a copy to

***

Legochem Biosciences, Inc.

8-26 Munpyeongseo-ro Daedeok-gu

Daejeon 34302, South Korea

Email: ***; ***

RTW Master Fund, Ltd.

c/o RTW Investments, LP

40 10th Avenue, Floor 7

New York, NY 10014

Attention: Legal Department

Email: ***, ***, ***

RTW Innovation Master Fund, Ltd.

c/o RTW Investments, LP

40 10th Avenue, Floor 7

New York, NY 10014

Attention: Legal Department

Email: ***, ***, ***

RTW Venture Fund Limited

c/o RTW Investments, LP

40 10th Avenue, Floor 7

New York, NY 10014

Attention: Legal Department

Email: ***, ***, ***

Perceptive Life Sciences Master Fund, Ltd.

51 Astor Place, 10th Floor

New York, NY 10003

Email: ***

RA Capital Healthcare Fund, L.P.

RA Capital Management, L.P.

200 Berkeley Street

18th Floor

Boston, MA 02116

Attn: General Counsel

Email: ***

RA Capital Nexus Fund II, L.P.

RA Capital Management, L.P.

200 Berkeley Street

18th Floor

Boston, MA 02116

Attn: General Counsel

Email: ***

Janus Henderson Capital Funds Plc - Janus Henderson Global Life Sciences Fund

c/o Janus Capital Management LLC

151 Detroit Street

Denver, CO 80206

Attn: ***

Attn: ***

Email: ***; ***

Janus Henderson Global Life Sciences Fund

c/o Janus Capital Management LLC

151 Detroit Street

Denver, CO 80206

Attn: ***

Attn: ***

Email: ***; ***

Janus Henderson Biotech Innovation Master Fund Limited

c/o Janus Capital Management LLC

151 Detroit Street

Denver, CO 80206

Attn: ***

Attn: ***

Email: ***; ***

Biotechnology Value Fund, L.P.

c/o BVF Partners L.P.

44 Montgomery St.

40th Floor

San Francisco CA 94104

Email: ***

Biotechnology Value Fund II, L.P.

c/o BVF Partners L.P.

44 Montgomery St.

40th Floor

San Francisco CA 94104

Email: ***

Biotechnology Value Trading Fund OS, L.P.

c/o BVF Partners L.P.

44 Montgomery St.

40th Floor

San Francisco CA 94104

Email: ***

RTV Holdings Limited

89 Nexus Way, Camana Bay

P.O. Box 31106

Grand Cayman KY1-1205

Cayman Islands

Emails: *** / ***

With a copy to (which shall not constitute notice to):

C Suite 2202, 22nd Floor,

Two International Finance Centre

8 Finance Street

Central, Hong Kong

Attention: ***

Email: ***

With a copy to (which shall not constitute notice to):

Goodwin Proctor (Hong Kong) LLP

38th Floor, Edinburgh Tower

The Landmark

15 Queen’s Road Central, Hong Kong

Attention: *** / ***

Email: *** / ***

Cormorant Private Healthcare Fund III, LP

Neb Obradovic

Cormorant Asset Management LP

200 Clarendon Street 52nd Floor

Boston, MA 02116

Email: ***

Cormorant Global Healthcare Master Fund, LP

Neb Obradovic

Cormorant Asset Management LP

200 Clarendon Street 52nd Floor

Boston, MA 02116

Email: ***

CRMA SPV, L.P.

Neb Obradovic

Cormorant Asset Management LP

200 Clarendon Street 52nd Floor

Boston, MA 02116

Email: ***

HBM Healthcare Investments (Cayman) Ltd.

Governors Square, Suite #4-212-2

23 Lime Tree Bay Avenue

PO Box 30852

Grand Cayman, KY1-1204, Cayman Islands

Tel: ***

Fax: ***

Email: ***

Tekla Healthcare Investors

c/o Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, MA 02110

Attention: ***

Telephone: ***

Facsimile: ***

Email: ***

With a copy (which shall not constitute notice) to:

Reitler Kailas & Rosenblatt LLC

4 Independence Way, Suite 120

Princeton, NJ 08540

Attention: ***

Facsimile: ***

Email: ***

Tekla Life Sciences Investors

c/o Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, MA 02110

Attention: ***

Telephone: ***

Facsimile: ***

Email: ***

With a copy (which shall not constitute notice) to:

Reitler Kailas & Rosenblatt LLC

4 Independence Way, Suite 120

Princeton, NJ 08540

Attention: ***

Facsimile: ***

Email: ***

Ridgeback Capital Investments LP

30 Star Island Drive

Miami, FL, 33139

Acuta Capital Fund, LP

***

Chief Operating Officer

1301 Shoreway Road, Suite 350

Belmont, CA 94002

Telephone: ***

Email: ***

Acuta Opportunity Fund, LP

***

Chief Operating Officer

1301 Shoreway Road, Suite 350

Belmont, CA 94002

Telephone: ***

Email: ***

Citadel Multi-Strategy Equities Master Fund Ltd.

c/o Citadel Advisors LLC

601 Lexington Avenue

New York, New York 10022

Attention: ***

*** ; ***

*** ; ***

With copies to:

Choate, Hall & Stewart, LLP

Two International Place

Boston, MA 02100

Attention: *** and ***

*** ; ***

Laurion Capital Master Fund Ltd.

c/o Laurion Capital Management LP

360 Madison Avenue, Suite 1900

New York, NY 10017

Attn: General Counsel

Email: ***

Logos Opportunities Fund II, L.P.

1 Letterman Drive

Building D, Suite D3-700

San Francisco, CA 94129

LifeSci Venture Partners II, LP

LifeSci Venture Management, LLC

Attn: ***, Managing Member

250 West 55th Street, 34th Floor

New York, NY 10019

Email: ***

John Flavin

4820 Bryan Place

Downers Grove IL 60515

Email: ***

Bayer HealthCare LLC

100 Bayer Boulevard

Whippany, NJ 07981

Attention: ***

E-mail: ***;

With a copy to: ***

E-mail: ***

Agent Capital Fund I LP

1400 Main Street, Floor 1

Waltham, MA 02451

Ipsen Farmaceutica BV

Taurusavenue 33 B, 2132 LS

Hoofddorp, The Netherlands

Longwood Fund IV, L.P.

c/o Longwood Fund

The Prudential Tower

800 Boylston St., Suite 1555

Boston, MA 02199

The University of Chicago

Office of Investments

401 North Michigan Avenue, Suite 900

Chicago, IL 60661

Skydeck Holdings II LLC

1 S. Wacker Dr., Suite 1810

Chicago, IL 60606

Email: ***

Skydeck Holdings III LLC

1 S. Wacker Dr., Suite 1810

Chicago, IL 60606

Email: ***

G&H Partners

1200 Seaport Blvd.

Redwood City, CA 94063

Joe Mansueto

c/o Mansueto Office

400 North Michigan Avenue, Suite 350

Chicago, IL 60611

Maroon Partners LLC Defined Benefit Plan

5 Revere Drive, Suite 350

Northbrook, IL 60062